INTERNATIONAL EQUITY FUND
A, I & IS SHARES PROSPECTUS
September 1, 2015
Investment Adviser: RidgeWorth Investments
Subadviser: WCM Investment Management
	A Shares	I Shares	IS Shares
• International Equity Fund	SCIIX	STITX	SCIZX
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	International Equity Fund
4	More Information
5	More Information About Indices
5	More Information About Fund Investments
5	Information About Portfolio Holdings
6	Management
8	Prior Performance for Similar Accounts Managed By The Subadviser
8	Purchasing, Selling and Exchanging Fund Shares
15	Market Timing Policies and Procedures
16	Distribution of Fund Shares
17	Shareholder Servicing Plans
17	Dividends and Distributions
17	Household Mailings
17	Taxes
19	Financial Highlights

BACK COVER	How to Obtain More Information About the Fund

September 1, 2015
RidgeWorth Investments is the trade name of RidgeWorth Capital Management LLC.

International Equity Fund
Summary Section
A Shares, I Shares and IS Shares
Investment Objective
The International Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in RidgeWorth Funds. More information about these and other discounts is available from your financial professional and in Sales Charges on page 11 of the Fund’s prospectus and Rights of Accumulation on page 57 of the Fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	A Shares	I Shares	IS Shares
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	5.75%	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A Shares	I Shares	IS Shares
Management Fees	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.30%	None	None
Other Expenses	0.42%	0.54%	0.41%
Total Annual Fund Operating Expenses	1.57%	1.39%	1.26%
Fee Waivers and/or Expense Reimbursements(1)	(0.16)%	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.41%	1.23%	1.10%
(1)	The Adviser has contractually agreed to waive fees and reimburse expenses until at least September 1, 2016, in order to keep Total Annual Fund Operating Expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and Acquired Fund Fees and Expenses) from exceeding 1.50%, 1.25% and 1.10% for the A, I and IS Shares, respectively. This agreement shall terminate upon the termination of the Investment Advisory Agreement between RidgeWorth Funds and the Adviser, or it may be terminated upon written notice to the Adviser by RidgeWorth Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that you reinvest all dividends and distributions. The example reflects contractual fee waivers and reimbursements for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
A Shares	$710	$1,027	$1,367	$2,322
I Shares	$125	$ 424	$ 745	$1,655
IS Shares	$112	$ 384	$ 676	$1,509
Portfolio Turnover
The Fund pays transaction costs, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of foreign companies. These foreign companies may be located in emerging markets. The Fund’s investments in equity securities may include common stocks, preferred stocks, warrants and depository receipts.
The Fund’s investments in depository receipts may include American, European, Canadian and Global Depository Receipts (“ADRs”, “EDRs”, “CDRs” and “GDRs”, respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.
In selecting investments for purchase and sale, WCM Investment Management (“WCM” or the “Subadviser”) uses a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and that show a strong probability for superior future growth. The Subadviser’s investment process focuses on seeking companies that are industry leaders with sustainable competitive advantages; corporate cultures emphasizing strong, quality and experienced management; low or no debt; and attractive relative valuations. The Subadviser also considers other factors including political risk, monetary policy risk, and regulatory risk in selecting securities.
Although the Fund may invest in any size companies, it will generally invest in large capitalization established multinational companies. The Subadviser considers large capitalization companies to be those with market capitalization

International Equity Fund
of $3.5 billion or greater at the time of investment. The Fund generally will invest in securities of companies located in different regions and in at least three different countries. However, from time to time, the Fund may have a significant portion of its assets invested in the securities of companies in one or a few countries or regions.
Principal Investment Risks
You may lose money if you invest in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Emerging Markets Risk: Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Governments of some emerging market countries have defaulted on their bonds and may do so in the future.
Equity Securities Risk: The price of equity securities fluctuates from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of the Fund’s equity securities may fluctuate drastically from day to day.
Foreign Companies and Securities Risk: Foreign securities and dollar denominated securities of foreign issuers involve special risks such as economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. Foreign securities also involve risks such as currency fluctuations and delays in enforcement of rights. All of these risks are increased for investments in emerging markets.
Growth Stock Risk: “Growth” stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. “Growth” stocks typically are sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall.
Large-Capitalization Companies Risk: Large-cap stocks can perform differently from other segments of the equity market or the equity market as a whole. Large-capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as small-capitalization companies.
Sector Risk: At times the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Performance
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. IS Shares commenced operations on September 1, 2015. Performance information for IS shares will be included after the share class has been in operation for one complete calendar year. Updated performance information is available by contacting the RidgeWorth Funds at 1-888-784-3863 or by visiting www.ridgeworth.com.
The annual returns in the bar chart which follows are for the I Shares without reflecting payment of any sales charge; if they did reflect such payment of sales charges, annual returns would be lower.
This bar chart shows the changes in performance of the Fund’s I Shares from year to year.*
Best Quarter	Worst Quarter
30.56%	-25.93%
(6/30/2009)	(12/31/2008)
*	The performance information shown above is based on a calendar year. The Fund’s total return for the six months ended June 30, 2015 was 6.63%.
The following table compares the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance.

International Equity Fund

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 2014)

	1 Year	5 Years	10 Years
A Shares Return Before Taxes	(13.07)%	3.67%	3.08%
I Shares Return Before Taxes	(7.73)%	5.11%	3.94%
I Shares Return After Taxes on Distributions	(9.38)%	3.58%	2.73%
I Shares Return After Taxes on Distributions and Sale of Fund Shares	(1.24)%	3.87%	3.18%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	(4.90)%	5.33%	4.43%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses or taxes)	(4.85)%	8.23%	6.01%
After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the I Shares. After-tax returns for other share classes will vary.
The Fund’s benchmark changed from the MSCI EAFE Index to the MSCI ACWI ex USA Index effective September 1, 2015 in connection with the change of the Fund’s Subadviser and related investment strategy changes.
Investment Adviser and Subadviser
RidgeWorth Investments is the Fund’s investment adviser (the “Adviser”). WCM Investment Management is the Fund’s Subadviser.
Portfolio Management
Mr. Paul R. Black, President and co-CEO of WCM, Mr. Peter J. Hunkel, Portfolio Manager and Business Analyst of WCM, Mr. Michael B. Trigg, Portfolio Manager and Business Analyst of WCM, and Mr. Kurt R. Winrich, Chairman and co-CEO of WCM, have co-managed the Fund since September 2015.
Purchasing and Selling Your Shares
You may purchase or redeem Fund shares on any business day. You may purchase and redeem A, I and IS Shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers or for their own accounts.
The minimum initial investment amounts for each share class are shown below, although these minimums may be reduced, waived, or not applicable in some cases.
Class	Dollar Amount
A Shares	$2,000
Class	Dollar Amount
I Shares	None
IS Shares	$2,500,000 (No minimum for certain investors. Please see the section entitled “Who can buy shares?”)
Subsequent investments in A Shares must be made in amounts of at least $1,000. The Fund may accept investments of smaller amounts for either class of shares at its discretion. There are no minimums for subsequent investments in I or IS Shares.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, which may be taxed upon withdrawal.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Distributor may pay the intermediary for the sale of Fund shares and related services.
These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

More Information
More Information
More Information About Principal Investment Strategies
Please see the section entitled “Principal Investment Strategies” in the “Summary Section” for the Fund for a complete discussion of the Fund’s principal investment strategies.
More Information About Principal Risks
Equity Securities Risk
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in funds that primarily hold equity securities. Historically, the equity market has moved in cycles and investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund’s net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.
Foreign Companies and Securities Risk
Foreign securities, including depositary receipts such as ADRs, involve special risks such as currency fluctuations (with the exception of ADRs), economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, unique to a country or region will affect those markets and their issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. These risks are increased for investments in emerging markets.
Specific Risks of Foreign Securities:
•	Political and Economic Risks. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund’s investments.
•	Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those that U.S. companies must meet. In addition, there may be less information publicly available about such companies.
•	Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.
•	Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.
•	Custody/Sub-Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. The Fund may invest in markets where custodial and/or settlement systems are not fully developed. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currencies. The laws of certain countries may limit the ability to recover such assets if the foreign bank or depository, or an agent of the bank or depository, goes bankrupt and the assets of the Fund may be exposed to risk in circumstances where the custodian/sub-custodian or Adviser will have no liability. In addition, the inability of the Fund to make its intended securities purchases due to settlement issues with the custodian/sub-custodian could cause the Fund to miss attractive investment opportunities.
•	Currency Risk. Non-U.S. securities in which the Fund may invest, with the exception of ADRs, generally trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Fund to decline. Certain currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund’s non-U.S. holdings whose value is tied to that particular currency.
•	Emerging Markets Risk. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with investments in emerging market countries, which may be magnified by currency fluctuations

More Information About Indices, More Information About Fund Investments and
Information About Portfolio Holdings
relative to the U.S. dollar. Governments of some emerging market countries have defaulted on their bonds and may do so in the future.
Large-Capitalization Companies Risk
Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Companies with large market capitalization tend to go in and out of favor based on market and economic conditions and, while they can be less volatile than companies with smaller market capitalizations, they may also be less flexible in evolving markets or unable to implement change as quickly as their smaller counterparts.
Accordingly, the value of large-capitalization stocks may not rise to the same extent as the value of small or mid-capitalization companies under certain market conditions or during certain periods.
Risk Information Common to RidgeWorth Funds
The Fund is an open-end management investment company registered with the SEC, and commonly known as a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.
The Fund has its own investment objective and strategies for reaching that objective. The Adviser or Subadviser invests Fund assets in a way that it believes will help the Fund achieve its objective. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its objective. The Adviser’s  or Subadviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser or Subadviser does, you could lose money on your investment in the Fund, just as you could with other investments. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.
The Fund’s investment objective may be changed without shareholder approval. Shareholders will be given notice of any change in investment objective. Before investing, make sure that the Fund’s objective matches your own.
The Fund is not managed to achieve tax efficiency.
More Information About Indices
An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.
The Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of 21 developed market country indices.
The Morgan Stanley Capital International All Country World (“MSCI ACWI”) ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 23 Emerging Markets countries. With 1,843 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.
More Information About Fund Investments
This prospectus describes the Fund’s primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund’s Statement of Additional Information (“SAI”).
The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund’s objectives. Temporary defensive investments may limit the Fund’s ability to meet its investment objective. The Fund will do so only if the Adviser or its Subadviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment objective.
The Fund may invest in other mutual funds for cash management purposes. When the Fund invests in another mutual fund, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the other mutual fund’s expenses.
Information About Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI. The Fund publicly discloses its portfolio holdings on its website at www.ridgeworth.com.

Management
Management
The Board of Trustees (the “Board”) is responsible for the overall supervision and management of the business and affairs of the Fund. The Board supervises the Adviser and Subadviser and establishes policies that the Adviser and Subadviser must follow in their fund-related management activities. The day-to-day operations of the Fund are the responsibilities of the officers and various service organizations retained by the Fund.

Management
Investment Adviser

RidgeWorth Investments, located at 3333 Piedmont Road, Suite 1500, Atlanta, GA 30305 (“RidgeWorth” or the “Adviser”), serves as the investment adviser to the Fund. In addition to being an investment adviser registered with the Securities and Exchange Commission (the “SEC”), RidgeWorth is a money-management holding company with multiple style-focused investment boutiques. As of June 30, 2015, the Adviser had approximately $42.5 billion in assets under management. The Adviser is responsible for overseeing the Subadviser to ensure compliance with the Fund’s investment policies and guidelines, and monitors the Subadviser’s adherence to its investment style. The Adviser pays the Subadviser out of the fees it receives from the Fund.
In addition, under a manager of managers arrangement, the Adviser may enter into or materially modify a subadvisory agreement with an unaffiliated subadviser, subject to approval by the Board and certain other conditions, without approval from the Fund’s shareholders. Any significant change in the Fund’s subadvisory arrangement will be communicated to shareholders.
An investment adviser has a fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of the Fund. Information regarding the Adviser’s, and thus the Fund’s, Proxy Voting Policies and Procedures is provided in the SAI. A copy of the Adviser’s Proxy Voting Policies and Procedures may be obtained by contacting the Fund at 1-888-784-3863 or by visiting www.ridgeworth.com.
For the fiscal year ended March 31, 2015, the Fund paid the Adviser advisory fees (after waivers) of 0.79% of the Fund’s average daily net assets.
The Adviser and and the Subadviser have contractually agreed to waive fees and reimburse expenses until at least September 1, 2016, in order to keep total annual operating expenses of the Fund from exceeding the applicable expense cap shown. If at any point before September 1, 2018, total annual operating expenses are less than the expense cap, the Adviser may retain the difference to recapture any of the prior waivers or reimbursements.
	Expense Limitation
Fund	A	I	IS
International Equity Fund	1.50%	1.25%	1.10%
The following breakpoints are used in computing the advisory fee:
Average Daily Net Assets	Discount From Full Fee
First $500 million	None — Full Fee
Next $500 million	5%
Next $4 billion	10%
Over $5 billion	15%
A discussion regarding the basis for the Board’s approval of the continuation of the investment advisory agreement with the Adviser appears in the Fund’s annual report to shareholders for the period ended March 31, 2015.
Investment Subadviser
The Subadviser is responsible for managing the portfolios of its Fund on a day-to-day basis and selecting the specific securities to buy, sell and hold for the Fund under the supervision of the Adviser and the Board. A discussion regarding the basis for the Board’s approval of the investment subadvisory agreement with WCM will appear in the Fund’s semi-annual report to shareholders for the six month period ending September 30, 2015.
Information about the Subadviser and the individual portfolio managers of the Fund is provided below. The SAI provides additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers, potential conflicts of interest and the portfolio managers’ ownership of securities in the Fund.

WCM Investment Management (“WCM”)
281 Brooks Street
Laguna Beach, CA 92651
www.wcminvest.com
WCM is an investment adviser registered with the SEC. The firm was established in 1976. As of June 30, 2015, WCM had approximately $8.4 billion in assets under management.
The following individuals are primarily responsible for the day-to-day management of the Fund:
Mr. Paul R. Black , currently serves as President and co-CEO of WCM. He has managed the International Equity Fund since August 2015. He has worked in investment management since 1983.
Mr. Peter J. Hunkel currently serves as Portfolio Manager and Business Analyst of WCM. He has managed the International Equity Fund since August 2015. He has worked in investment management since 1998.
Mr. Michael B. Trigg currently serves as Portfolio Manager and Business Analyst of WCM. He has managed the International Equity Fund since August 2015. He has worked in investment management since 2000.
Mr. Kurt R. Winrich, CFA currently serves as Chairman and co-CEO of WCM. He has managed the International Equity Fund since August 2015. He has worked in investment management since 1984.

Prior Performance for Similar Accounts Managed By The Subadviser and Purchasing, Selling and Exchanging Fund Shares
Prior Performance for Similar Accounts Managed By The Subadviser
The following table sets forth performance data relating to the historical performance of all private accounts (the “Other Accounts”) managed by the Subadviser for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of the Subadviser in managing substantially similar accounts as measured against a market index. It should not be viewed as indicative of the future performance of the Fund. Investors should carefully read the information herein and the notes accompanying the investment performance table below. You should not consider this performance data as an indication of future performance of the Fund.
The Fund is subject to distribution fees that are not payable by the Other Accounts. Furthermore, shareholders of the Fund may be subject to sales charges upon purchase and/or a deferred sales charge upon redemption that are not payable by investors in the Other Accounts. If the Other Accounts were subject to the distribution fees payable by the Fund, and if the owners of the Other Accounts were required to pay sales loads and/or deferred sales charges to the extent payable by the shareholders of the Fund, then the performance of the Other Accounts for the periods shown would have been lower. Results may also differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and, availability of cash for new investments. In addition, the Other Accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986 (the “Code”), which, if applicable, may have adversely affected the performance results of the Other Accounts.
The Performance Information Below Should Not Be Viewed As A Substitute For The Fund’s Own Performance.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended June 30, 2015)

WCM Focused Growth International Strategy Composite
	1 Year	3 Years	5 Years	Since Inception 06/30/2007
WCM Focused Growth International Strategy Gross Returns (before fees/expenses)	2.81%	13.29%	12.57%	8.82%
WCM Focused Growth International Strategy Net Returns (net of fees/expenses)	2.09%	12.50%	11.77%	8.18%
MSCI ACWI ex USA	(4.85)%	9.92%	8.23%	6.01%
MSCI EAFE	(3.82)%	12.45%	10.05%	5.61%
Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell (sometimes called “redeem”) and exchange A Shares, I Shares and IS Shares of the Fund. Participants in retirement plans must contact their Employee Benefits Office or their Plan’s Administrator for information regarding the purchase, redemption or exchange of shares, or for questions about their specific accounts. Plans may require separate documentation and the plan’s policies and procedures may be different than those described in this prospectus. Investors purchasing or selling shares through a retirement plan should also refer to their Plan documents. Please review the information you have about your retirement plan.
Investors purchasing or selling shares through a financial intermediary may be charged transaction-based or other fees by the financial intermediary for its services. Please consult your financial intermediary for more information regarding such fees and for purchase instructions.
Purchasing Fund Shares
Where can I buy Fund shares?
You may purchase shares of the Fund through financial institutions or intermediaries that are authorized to place transactions for their customers. Please contact your financial institution or intermediary directly and follow its procedures for purchase transactions. Your financial institution or intermediary may charge a fee for its services, in addition to the fees charged by the Fund. You will also, generally, have to address your correspondence or questions regarding the Fund to your financial institution or intermediary. Your investment professional can assist you in opening a brokerage account that will be used for purchasing shares of RidgeWorth Funds.
•	Eligible shareholders may purchase directly from the Fund. (Please see the section entitled “How Do I Open an Account?” for additional information.)

Purchasing, Selling and Exchanging Fund Shares
Who can buy shares?
A Shares may be purchased by all eligible investors that meet the requirements of the “Where can I buy Fund shares?” section, above.
I Shares are offered to financial institutions and intermediaries for their own accounts or for the accounts of customers for whom they act as fiduciary, agent, investment adviser, or custodian. Financial intermediaries include brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund or its service providers. These accounts primarily consist of:
•	assets of a bona fide trust,
•	assets of a business entity possessing a tax identification number,
•	assets of an employee benefit plan,
•	assets held within select fee-based programs, or
•	assets held within certain non-discretionary intermediary no-load platforms.
Employee benefit plans generally include profit sharing, 401(k) and 403(b) plans. Employee benefit plans generally do not include IRAs; SIMPLE, SEP, SARSEP plans; plans covering self-employed individuals and their employees; or health savings accounts unless you, as a customer of a financial institution or intermediary, meet the Fund’s established criteria as described above.
As a result, you, as a customer of a financial institution or intermediary, may, under certain circumstances that meet the Fund’s established criteria, be able to purchase I Shares through accounts made with select financial institutions or intermediaries. I Shares will be held of record by (in the name of) your financial institution or intermediary. Depending upon the terms of your account, you may have, or be given, the right to vote your I Shares. Financial institutions or intermediaries may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may differ from those imposed by the Fund. Please contact your financial institution or intermediary for complete details for purchasing I Shares.
I Shares may also be purchased directly from the Fund by officers, directors or trustees, and employees and their immediate families (strictly limited to current spouses/domestic partners and dependent children) of RidgeWorth Funds, the Adviser and Subadvisers to the RidgeWorth Funds.
Validation of current employment/service will be required upon establishment of the account. The Fund, in its sole discretion, may determine if an applicant qualifies for this program.
The defining feature of IS Shares is that they do not pay, nor will they pay, any type of servicing, administrative, or revenue sharing payments, nor will the Adviser or any of its affiliates make any such payments. IS Shares are offered to the following investors (provided that they do not require nor receive any such payments with respect to IS Shares) without a minimum initial investment:
•	qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit plans and other accounts or plans whereby IS Shares are held on the books of the Fund through plan level or omnibus accounts
•	bank and trust companies;
•	insurance companies;
•	registered investment companies; and
•	non-qualified deferred compensation plans.
Other institutional investors not included in the list above may be permitted to purchase IS Shares subject to management’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. The minimum initial investment amount may be waived subject to management’s discretion, and/or purchased by or through:
•	certain registered open-end investment companies whose shares are distributed by the Distributor;
•	accounts held by, or for the benefit of, an affiliate of the Fund; or
•	investments made in connection with certain reorganizations as approved by the Adviser.
If your account is subject to the minimum investment requirement, and the value of your account falls below the minimum initial investment requirements for IS Shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions.
Foreign Investors
To purchase A Shares and IS Shares of the Fund, you must be a U.S. citizen, a U.S. resident alien, or a U.S. entity, with a U.S. tax identification number, and reside in the U.S. or its territories (which includes U.S. military APO or FPO addresses). If you owned shares on July 31, 2006, you may keep your account open even if you do not reside in the U.S. or its territories, but you may not make additional purchases or exchanges.
The Fund does not generally accept investments in I Shares by non-U.S. citizens or entities. Investors in I Shares generally must reside in the U.S. or its territories (which includes U.S. military APO or FPO addresses) and have a U.S. tax identification number.
When can I purchase shares?
The Fund is open for business on days when the New York Stock Exchange (the “NYSE”) is open for regular trading (a “Business Day”). The RidgeWorth Funds reserve the right to open one or more Funds on days that the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open, even if the NYSE is closed. The Fund calculates its net asset value per share (“NAV”) once each

Purchasing, Selling and Exchanging Fund Shares
Business Day at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time).
If the Fund or its authorized agent receives your purchase or redemption request in proper form before 4:00 p.m. Eastern Time, your transaction will be priced at that Business Day’s NAV. If your request is received after 4:00 p.m. Eastern Time, it will be priced at the next Business Day’s NAV.
The time at which transactions and shares are priced and the time until which trades are accepted may be changed if the NYSE closes early or if the principal bond markets close early on days when the NYSE is closed. For those RidgeWorth Funds that open on days when the NYSE is closed, these times will be the time the principal bond markets close.
The Fund will not accept trades that request a particular day or price for the transaction or any other special conditions.
You may be required to transmit your purchase, sale and exchange orders to your financial institutions or intermediaries at an earlier time for your transaction to become effective that day. This allows your financial institution or intermediary time to process your order and transmit it to the transfer agent in time to meet the above stated Fund cut-off times. For more information about how to purchase, sell or exchange Fund shares, including your financial institution’s or intermediary’s internal order entry cut-off times, please contact your financial institution or intermediary directly.
The Fund may reject any purchase order.
How does the Fund calculate NAV?
The offering price of A Shares is the NAV next calculated after the transfer agent receives your request, in proper form, plus any front-end sales charge. The offering price of I Shares and IS Shares is simply the next calculated NAV.
The NAV is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.
In calculating the NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available, or the Fund reasonably believes that market prices or amortized cost valuation methods are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is, therefore, subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issues into consideration in determining its fair value. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.
When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner, or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing. Fair value prices may be determined in good faith using methods approved by the Board.
How do I open an account?
Read this prospectus carefully, select the share class most appropriate for you, and decide how much you want to invest.
The Fund does not accept cash, credit card checks, third-party checks, travelers’ checks, money orders, bank starter checks, or checks drawn in a foreign currency, as payment for Fund shares.
If your payment does not clear or is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the Fund or its transfer agent, and the Fund can redeem shares you own in the Fund or in another identically registered RidgeWorth Funds account as reimbursement.
Eligible shareholders who purchase shares directly from the Fund may purchase additional Fund shares by:
•	Mail
•	Telephone (1-888-784-3863)
•	Wire
•	Fax (1-800-451-8377)
•	Automated Clearing House (“ACH”)
In-Kind Purchases
Payment for shares of the Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for such Fund. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities: (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable (e.g., by a listing on a nationally

Purchasing, Selling and Exchanging Fund Shares
recognized securities exchange); and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund. For further information about this form of payment, please call 1-888-784-3863.
Systematic Investment Plan
The Systematic Investment Plan is only available to shareholders who own A Shares. If you have a checking or savings account with a bank, you may purchase A Shares automatically through regular deductions from your bank account. With a $500 minimum initial investment, you may begin regularly-scheduled investments of $50 or more, once or twice a month. Shareholders should contact their financial intermediaries for more information on how to take advantage of this feature.
What is the minimum amount to purchase shares of Fund?
To purchase shares for the first time, you must invest in any Fund at least:
Class	Dollar Amount
A Shares	$2,000
I Shares	No minimum
IS Shares	$2,500,000 (No minimum for certain investors. Please see the section entitled “Who can buy shares?”)
For A Shares purchases, your subsequent investments must be made in amounts of at least $1,000. The Fund reserves the right to waive and/or reduce the minimum or subsequent investment amounts.
For investors who qualify to purchase I Shares, there are no minimum investment amounts for initial or subsequent purchases.
Officers, directors or trustees, and employees and their immediate families (strictly limited to current spouses/domestic partners and dependent children) of the Fund, Adviser and the Subadvisers may also purchase I Shares. There is no minimum investment.
Sales Charges
A Shares
The offering price of A Shares is the NAV next calculated after the Fund receives your request in proper form, plus the front-end sales charge.
The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment.
If Your Investment is:	Your Sales Charge as a Percentage of Offering Price*	Your Sales Charge as a Percentage of Your Net Investment
Less than $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.75%	4.99%
If Your Investment is:	Your Sales Charge as a Percentage of Offering Price*	Your Sales Charge as a Percentage of Your Net Investment
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	None	None
*	RidgeWorth Distributors LLC (the “Distributor”) may pay a percentage of the offering price as a commission to broker-dealers. While investments over $1,000,000 are not subject to a front-end sales charge, the Distributor may pay dealer commissions ranging from 0.25% to 0.75%.
Investments of $1,000,000 or more. You do not pay an initial sales charge when you buy $1,000,000 or more of A Shares in either a single investment or through our rights of accumulation, letter of intent, or combined purchase/quantity discount programs. However, you will pay a deferred sales charge of 0.75% if you redeem any of these A Shares within two years of purchase. The deferred sales charge may be waived from time to time for certain broker-dealers that waive payment of compensation to them. The deferred sales charge is calculated based on the lesser of (i) the NAV of the shares at the time of purchase or (ii) the NAV of the shares next calculated after the Fund receives your redemption request. The deferred sales charge does not apply to shares you purchase through reinvestment of dividends or capital gains distributions.
Waiver of Front-End Sales Charge
The front-end sales charge may be waived on A Shares purchased:
•	through reinvestment of dividends and distributions;
•	by persons repurchasing shares they redeemed within the last 180 days (see “Repurchase of A Shares”);
•	by employees, and members of their immediate family (spouse/domestic partner, mother, father, mother-in-law, father-in-law, and children, including step-children, under the age of 21 years), of the Adviser and its affiliates;
•	through financial intermediaries or institutions; retirement plans, plan administrators or record-keepers; asset allocation, or wrap programs or self-directed investment brokerage accounts; that, under the terms of their respective agreements with the Distributor or otherwise, agree to either (i) not charge the front-end sales charge, or (ii) do not receive compensation derived from the front-end sales charge, but may or may not charge a transaction fee to their customers; or
•	by Trustees and Officers of the RidgeWorth Funds.
Repurchase of Shares
You may repurchase any amount of A Shares of any Fund at the NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Shares (other than those which were purchased with reinvested dividends and distributions)

Purchasing, Selling and Exchanging Fund Shares
that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. Such repurchases may be subject to special tax rules. See the “Taxes” section of the SAI for more information. To exercise this privilege, the Fund must receive your purchase order within 180 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares.
Reduced Sales Charges
Rights of Accumulation. You may take into account your accumulated holdings in all share classes of RidgeWorth Funds to determine the initial sales charge you pay on each purchase of A Shares. In calculating the appropriate sales charge rate, this right allows you to add the market value (at the close of business on the day of the current purchase) of your existing holdings in any class of shares to the amount of A Shares you are currently purchasing. The Fund may amend or terminate this right at any time. Please see the Fund’s SAI for details.
Letter of Intent. A Letter of Intent allows you to purchase A Shares over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will hold a certain portion of your investment in escrow until you fulfill your commitment. Please see the SAI for details.
Combined Purchase/Quantity Discount Privilege. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of shares of any class made by you, your spouse/domestic partner and your minor children (under age 21). This combination also applies to A Shares you purchase with a Letter of Intent.
Waiver of CDSC
The CDSC for A Shares will be waived if you sell your shares for the following reasons:
•	Death or Post-purchase Disablement (as defined in Section 72(m)(7) of the Internal Revenue Code Code of 1986, as amended (the “Internal Revenue Code”))
–	You are shareholder/joint shareholder or participant/beneficiary of certain retirement plans;
–	You die or become disabled after the account is opened;
–	Redemption must be made within 1 year of such death/disability;
–	The Fund must be notified in writing of such death/disability at time of redemption request; and
–	The Fund must be provided with satisfactory evidence of death (death certificate) or disability (doctor’s certificate specifically referencing disability as defined in 72(m)(7) of the Internal Revenue Code).
•	Shares purchased through dividend and capital gains reinvestment.
•	Participation in the Systematic Withdrawal Plan described below:
–	Withdrawal not to exceed 10% of the current balance of the Fund in a 12 month period. The 10% amount will be calculated as of the date of the initial Systematic Withdrawal Plan and recalculated annually on the 12 month anniversary date. Shares purchased through dividend or capital gains reinvestment, although not subject to the CDSC, will be included in calculating the account value and 10% limitation amount.
–	If the total of all Fund account withdrawals (Systematic Withdrawal Plan or otherwise) exceeds the 10% limit within the 12 month period following the initial calculation date, the entire Systematic Withdrawal Plan for the period will be subject to the applicable sales charge. In the initial year of a Systematic Withdrawal Plan, the withdrawal limitation period shall begin 12 months before the initial Systematic Withdrawal Plan payment.
–	To qualify for the CDSC waiver under the Systematic Withdrawal Plan, the Fund account must have a minimum of $25,000 at Systematic Withdrawal Plan inception and must also reinvest dividends and capital gains distributions.
•	Required mandatory minimum withdrawals made after 70½ under any retirement plan qualified under Sections 401, 408 or 403(b) of the Internal Revenue Code or resulting from the tax free return of an excess distribution to an IRA. Satisfactory qualified plan documentation to support any waiver includes employer letter (separation from services) and plan administrator certificate (certain distributions under plan requirements).
•	Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased.
•	Exchanges in connection with plans of Fund reorganizations such as mergers and acquisitions.
To take advantage of any of these waivers, you must qualify in advance. To see if you qualify, please call your investment professional or other investment representative. These waivers are subject to change or elimination at any time at the discretion of the Fund.
The CDSC will be waived for certain retirement plan providers that have entered into administrative agreements with the Fund. Please see the SAI for more information on this program.
The CDSC may also be waived from time to time for certain broker-dealers that waive payment of compensation to them.
You can also obtain information about sales charges, rights of accumulation and letters of intent on the Fund’s website at www.ridgeworth.com.

Purchasing, Selling and Exchanging Fund Shares
Customer Identification and Verification
To help the government fight the funding of terrorism and money laundering activities, U.S. federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.
When you open an account, you will be asked to provide your name, residential street address, date of birth, and Social Security Number or tax identification number. You may also be asked for other information that will allow us to identify you. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening a mutual fund account.
In certain instances, the Fund is required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity.
The Fund is required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established at the sole discretion of the Fund, your application will be rejected.
Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.
However, the Fund reserves the right to close your account at the then-current day’s price if the Fund is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established at the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.
Anti-Money Laundering Program
Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under U.S. federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.
Selling Fund Shares
Shares may be sold on any Business Day by contacting your financial institution or intermediary. Your financial institution or intermediary will give you information about how to sell your shares including any specific cut-off times required. Shares may be sold by following the procedures established at the time your account was opened with the Fund or financial institution or intermediary. The sale price of each share will be the next NAV determined after the Fund receives your request in proper form. Your broker, financial institution or intermediary may charge a fee for its services, in addition to the fees charged by the Fund.
Shareholders who purchased shares directly from the Fund may sell their Fund shares by:
•	Mail
•	Telephone (1-888-784-3863)
•	Wire
•	Fax (1-800-451-8377)
•	ACH
To sell shares by telephone:
•	redemption checks must be made payable to the registered shareholder; and
•	redemption checks must be mailed to an address of record that has been associated with the shareholder account for at least 30 days.
Signature Authentication
This section describes the Fund’s Medallion Signature Guarantee and Signature Validation Program (SVP) policies. If you purchased your shares through a financial institution or intermediary, the below policies may not apply. Please contact your financial institution or intermediary for additional information on their signature authentication policy.
For certain financial and non-financial transactions, the Fund requires proof that your signature is authentic and you have the authority to provide the instruction(s) contained in the request. This verification can be provided by either a Medallion Signature Guarantee Stamp for financial transactions or an SVP Stamp for non-financial transactions.
Both types of stamps can be obtained from a financial institution such as a domestic bank, trust company, broker/dealer, clearing agency, savings association, or other financial institution that participates in the Medallion Signature Guarantee Program or SVP. Please visit www.ridgeworth.com for a Letter of Instruction Form that you can provide to your financial institution to obtain the appropriate stamp. Please note a notarized signature is not an acceptable substitute for a Medallion Signature Guarantee or an SVP Stamp. The Fund reserves the right, at their sole discretion, to waive such requirements for a specific request.

Purchasing, Selling and Exchanging Fund Shares
Financial Transactions
An original document containing a Medallion Signature Guarantee is required for certain types of financial transactions. Examples include:
•	Redemption proceeds payable or sent to any person, address, or bank account other than the one currently on record.
•	Redemption requests sent to an address of record that has been changed within the last 30 days.
•	Registration or ownership changes to your account. Ownership changes may include but are not limited to, certain types of transfers, gifting shares, beneficial inheritance, and loan collateral agreements.
Non-Financial Transactions
For certain non-financial transactions, the Fund will accept an original document containing an SVP Stamp. In the event an SVP Stamp is not used by the financial institution, you should request that it use its Medallion Signature Guarantee in lieu of the SVP Stamp. Examples include:
•	Changing your name.
•	Requests to add or change banking information that the Fund has on file.
•	Updates to authorized signers on your account.
Sale Price of Fund Shares
The sale price of each share will be the next NAV determined after the Fund receives your request, in proper form, less any applicable CDSC.
Systematic Withdrawal Plan
The Systematic Withdrawal Plan is only available to shareholders who own A Shares. If you have at least $10,000 of A Shares in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, may be electronically transferred to your account. Please check with your bank. Withdrawals under the Systematic Withdrawal Plan may be subject to a CDSC unless they meet the requirements described above under “Waiver of the CDSC.” Shareholders should contact their financial intermediaries for more information on how to take advantage of this feature.
Redemptions In-Kind
The Fund generally pays redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains recognized in the redemption or in the sale of the securities distributed to you.
Involuntary Sales of Your Shares
If your account balance drops below the required minimum as a result of redemptions you may be required to sell your shares. The account balance minimums are:
Class	Dollar Amount
A Shares	$2,000
I Shares	No minimums
IS Shares	$2,500,000 (no minimum for certain investors. Please see the section entitled “Who can buy shares?”)
The Fund will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.
Shareholders should contact their financial intermediary regarding minimum investment requirements.
If the value of your account falls below the minimum initial investment requirements for IS Shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions.
Receiving Your Money
Normally, the Fund will send your sale proceeds within five Business Days after the Fund receives your request, but the Fund may take up to seven days to pay the sale proceeds if making immediate payments would adversely affect the Fund (for example, to allow the Fund to raise capital in the case of a large redemption). Your sale proceeds can be wired to your bank account (subject to a fee) or sent to you by check. If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your funds have cleared (which may take up to 10 calendar days from your date of purchase).
The Fund tries to manage large redemptions of positions in the Fund. However, a large redemption by a shareholder holding a significant investment in the Fund may have an adverse impact on the remaining shareholders in the Fund. For example, such a redemption may cause the Fund to (i) utilize outside sources of liquidity, which may be more costly, or (ii) liquidate securities that otherwise would not have been sold, potentially impacting the Fund’s performance and generating capital gains distributions.
Suspension of Your Right to Sell Your Shares
The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Fund’s SAI.

Market Timing Policies and Procedures
Exchanging and Converting Your Shares
You must meet investor eligibility requirements applicable to the share class into which you are exchanging. The Fund may accept investments of smaller amounts at its discretion. The Fund will treat any cross class conversion between classes of shares of the same Fund as a tax-free event. An exchange between the same classes of shares of different RidgeWorth Funds generally is treated as a taxable event.
The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where it is in the best interests of the Fund, all RidgeWorth Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange or restrict or refuse purchases if (i) the Fund or its manager(s) believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates orders that may dramatically affect the Fund as outlined under “Market Timing Policies and Procedures” below.
If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your funds have cleared (which may take up to 10 calendar days from your date of purchase).
Exchanging Your Shares
You may exchange your Fund shares for the same class of shares of any other RidgeWorth Fund. Your sales price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in proper form.
Exchanges into the State Street Liquid Reserves Fund — Investment Class
At any time, you may exchange your A or I Shares of the Fund for shares of the State Street Institutional Liquid Reserves Fund–
Investment Class. Further, qualifying shares of the State Street Institutional Liquid Reserves Fund–Investment Class may be exchanged for A or I Shares of any RidgeWorth Fund. You should read the State Street Institutional Liquid Reserves Fund–
Investment Class prospectus prior to investing in that mutual fund. You can obtain a prospectus for the State Street Institutional Liquid Reserves Fund–Investment Class by calling 1-888-784-3863 or by visiting our website at www.ridgeworth.com. Qualifying exchanges between the Fund's A Shares and the State Street Institutional Liquid Reserves Fund–Investment Class are eligible for exchange into the Fund's A Shares without the imposition of the applicable front-end sales charge and/or CDSC.
If you purchased shares though a financial institution or intermediary please contact your financial institution or intermediary regarding the availability of this exchange privilege.
Cross Class Conversions
You may convert your shares for shares of a different class of the same Fund based on the NAV of each class next calculated after the Fund receives your exchange request in proper form. If you have held your current shares for less than one year, your financial intermediary may assess any applicable CDSC on your shares when you make the conversion.
Instructions for Exchanging and Converting Shares
You may exchange or convert your shares on any Business Day by contacting the Fund at 1-888-784-3863 or the financial institution or intermediary through which your shares are held.
Systematic Exchange Plan
The Systematic Exchange Plan is only available to shareholders who own A Shares. For investors who qualify, a systematic exchange feature may be added to your account. Shareholders should contact their financial intermediary for more information about how to take advantage of this feature and the minimum investment requirements.
Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution or intermediary transact with the Fund over the telephone, you will generally bear the risk of any loss. The Fund reserves the right to modify, suspend or terminate telephone transaction privileges at any time.
Market Timing Policies and Procedures
The Fund is intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading.
This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.
A fund that invests a significant amount of its assets in overseas markets is particularly susceptible to the risk of certain investors using a strategy known as time-zone arbitrage. Investors using this strategy attempt to take advantage of the differences in value of foreign securities that might result from events that occur between the close of the foreign securities market on which a foreign security is traded and the time at which the Fund calculates its NAV.

Distribution of Fund Shares
The Fund and/or its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board. The Fund seeks to discourage short-term trading by using fair value pricing procedures to fair value certain investments under some circumstances. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:
•	Restrictions on shareholders from making more than one (1) “round trip” into and out of the Fund within 14 days or more than two (2) “round trips” within any continuous 90 day period. If a shareholder exceeds either “round trip” restriction, he or she may be deemed a “Market Timer,” and the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund. Anyone considered to be a Market Timer by the Fund, the Adviser, the Subadviser or a shareholder servicing agent may be notified in writing of their designation as a Market Timer; and
•	Reserving the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.
The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders.
Although these policies are designed to deter frequent trading, none of these measures alone, nor all of them taken together, eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus arrangements maintained by brokers, retirement plan accounts and other financial intermediaries.
Purchase and redemption transactions submitted to the Fund by these intermediaries reflect the transactions of multiple beneficial owners whose individual transactions are not automatically disclosed to the Fund. Therefore, the Fund relies in large part on the intermediaries who maintain omnibus arrangements (which may represent a majority of Fund shares) to aid in the Fund’s efforts to detect and deter short-term trading. The Fund monitors trading activity at the omnibus account level and look for activity that indicates potential short-term trading. If they detect suspicious trading activity, the Fund contacts the intermediaries to determine whether the short-term trading policy has been violated and may request and receive personal identifying information and transaction histories for some or all beneficial owners to make this determination.
If the Fund believes that a shareholder has violated the short-term trading policy, it will take further steps to prevent any future short-term trading by such shareholder in accordance with the policy. The Fund cannot guarantee the accuracy of the information provided by the intermediaries and may not always be able to track short-term trading affected through these intermediaries. The Fund has the right to terminate an intermediary’s ability to invest in the Fund if excessive trading activity persists and the Fund or its Adviser or Subadviser reasonably believes that such termination would be in the best interests of long-term shareholders.
In addition to the Fund’s market timing policies and procedures described above, you may be subject to the market timing policies and procedures of the intermediary through which you invest. Please consult with your intermediary for additional information regarding its frequent trading restrictions.
Distribution of Fund Shares
Distribution of Fund Shares Generally
The Adviser, the Subadviser or their affiliates may make payments from their own funds based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or Subadviser. Furthermore, the Adviser, the Subadviser or their affiliates may pay fees from their own capital resources to financial intermediaries (such as brokers, banks, financial advisers and retirement plan service providers) to compensate them for providing distribution-related or shareholder services, for marketing expenses they incur, for travel and lodging in connection with educational events or to pay for the opportunity to have them distribute the Fund.
The amount of these payments is determined by the Adviser or Subadviser and may differ among financial intermediaries. Such payments may provide incentives for financial intermediaries to make shares of the Fund available to their customers, and may allow the Fund greater access to such financial intermediaries and their customers than would be the case if no payments were made. You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Fund.
Please refer to the SAI for more information regarding these arrangements.
Distribution Plan – A Shares
The A Shares of the Fund have adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund’s assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
For A Shares, the Fund’s distribution plan authorizes payment of up to the amount shown under “Maximum Fee” in the table that follows. Currently, however, the Board has only approved payment of up to the amount shown under “Current Approved

Shareholder Servicing Plans, Dividends and Distributions, Household Mailings and
Taxes
Fee” in the table that follows. Fees are shown as a percentage of average daily net assets of the Fund’s A Shares.
	Maximum Fee	Current Approved Fee
International Equity Fund	0.33%	0.30%
The Fund may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the Financial Industry Regulatory Authority.
Shareholder Servicing Plans
With respect to the A Shares and I Shares of the Fund, the A Shares and I Shares Shareholder Servicing Plan permits the A Shares and I Shares of the Fund to pay financial intermediaries for shareholder support services they provide, at a rate of up to 0.40% of the average daily net assets of each of the A Shares and I Shares of the Fund. Financial intermediaries include brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund or its service providers. The shareholder support services may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.
Dividends and Distributions
The Fund distributes its net investment income at least annually. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.
You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.
401(k) plan participants will receive dividends and distributions in the form of additional Fund shares if the participant owns shares of the Fund on the date the dividend or distribution is allocated by the 401(k) plan. Therefore, a participant will not receive a dividend or distribution if the participant does not own shares of the Fund on the date the dividend or distribution is allocated.
Household Mailings
To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-888-784-3863 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.
Taxes
Please consult your tax advisor regarding your specific questions about U.S. federal, state, local, and foreign tax considerations relating to any investment in any Fund.
Summarized below are some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. More information on taxes is in the Fund’s SAI.
The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them in additional shares.
Income distributions are generally taxable as either ordinary income or, in general, if paid from the Fund’s “qualified dividend income” and if certain conditions, including holding period requirements, are met by the Fund and the shareholder, as qualified dividend income. Dividends that are qualified dividend income are taxable to noncorporate shareholders at U.S. federal income tax rates of up to 20%. Capital gains distributions (i.e., distributions of the excess of net long-term capital gain over net short-term capital loss, if any) are generally taxable at the rates applicable to long-term capital gains. Long-term capital gains are generally taxable to noncorporate shareholders at rates of up to 20%. Distributions from the Fund’s net short-term capital gains are generally taxable as ordinary income. A high portfolio turnover rate and the use of certain derivatives may cause the Fund to recognize higher amounts of short-term capital gains. A portion of dividends received from the Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporations.
“Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

Shareholder Servicing Plans, Dividends and Distributions, Household Mailings and
Taxes
If the Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.
If you invest in the Fund shortly before a dividend or other distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution.
Distributions from the Fund and capital gains on a disposition of Fund shares are generally taken into account for purposes of the 3.8% U.S. federal Medicare contribution tax on all or a portion of the “net investment income” of individuals with incomes certain thresholds. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
The Fund will inform you shortly after the close of each calendar year of the amounts of your distributions that may qualify as ordinary income dividends, qualified dividend income and capital gain distributions.
You must provide your social security number or other taxpayer identification number to a Fund along with any certifications required by the Internal Revenue Service. If you do not, or if it is otherwise legally required to do so, the Fund will apply “backup withholding” tax on your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is 28%.
Dividends and distributions will accumulate on a tax-deferred basis if you are investing through a 401(k) plan or any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. You should consult your tax advisor or plan administrator regarding the tax rules governing your retirement or savings plan.
The Fund may be able to pass along a tax credit for foreign income taxes it pays. In such event, the Fund will provide you with the information necessary to reflect such foreign taxes on your federal income tax return.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand a Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This financial information has been audited by PricewaterhouseCoopers LLP. The Report of Independent Registered Public Accounting Firm for each period shown, along with the Fund’s financial statements and related notes, are included in the Fund’s Annual Reports to Shareholders for such periods. The 2015 Annual Report is available upon request and without charge by calling 1-888-784-3863 or on the Fund’s website at www.ridgeworth.com.
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Payments by Affiliates	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(b)	Ratio of Net Investment Income to Average Net Assets(b)	Portfolio Turnover Rate(c)
International Equity Fund
I Shares
Year Ended March 31, 2015	$12.45	$0.25(d)	$(0.90)	$(0.65)	$(0.23)	$—	$(1.12)	$(1.35)	$—	$10.45	$ 19,023	(4.59)%	1.37%	1.48%	2.15%	41%
Year Ended March 31, 2014	11.64	0.55(d)	1.65	2.20	(1.17)	—	(0.22)	(1.39)	—	12.45	26,932	19.52	1.20	1.20	4.55(e)	43
Year Ended March 31, 2013	10.74	0.22(d)	0.89	1.11	(0.21)	—	—	(0.21)	—	11.64	272,552	10.38	1.12	1.12	2.02	52
Year Ended March 31, 2012	11.62	0.25(d)	(0.90)	(0.65)	(0.23)	—	—	(0.23)	—	10.74	261,561	(5.24)	1.29	1.29	2.33	78
Year Ended March 31, 2011	10.71	0.16(d)	1.02	1.18	(0.27)	—	—	(0.27)	—	11.62	252,253	11.29	1.27	1.27	1.49	80
A Shares
Year Ended March 31, 2015	12.35	0.20(d)	(0.87)	(0.67)	(0.22)	—	(1.12)	(1.34)	—	10.34	4,123	(4.87)	1.57	1.66	1.79	41
Year Ended March 31, 2014	11.51	0.20(d)	2.00	2.20	(1.14)	—	(0.22)	(1.36)	—	12.35	4,802	19.72	1.47	1.47	1.66	43
Year Ended March 31, 2013	10.63	0.18(d)	0.87	1.05	(0.17)	—	—	(0.17)	—	11.51	4,565	9.95	1.45	1.45	1.73	52
Year Ended March 31, 2012	11.49	0.21(d)	(0.87)	(0.66)	(0.20)	—	—	(0.20)	—	10.63	5,500	(5.48)	1.59	1.59	2.02	78
Year Ended March 31, 2011	10.59	0.13(d)	1.01	1.14	(0.24)	—	—	(0.24)	—	11.49	7,227	10.98	1.57	1.57	1.24	80
See Notes to Financial Highlights.

NOTES TO FINANCIAL HIGHLIGHTS
(a)	Total return excludes sales charge. Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Not annualized for periods less than one year.
(d)	Per share data calculated using average shares outstanding method.
(e)	Rounds to less than $0.005 per share.

Investment Adviser:
RidgeWorth Investments
3333 Piedmont Road, Suite 1500
Atlanta, GA 30305
www.ridgeworth.com
Investment Subadviser:
WCM Investment Management
281 Brooks Street
Laguna Beach, CA 92651
www. wcminvest.com
How to Obtain More Information About the Fund
More information about the Fund is available without charge through the following:
Statement of Additional Information (SAI):
The SAI includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.
Annual and Semi-Annual Reports:
These reports list the Fund’s holdings and contain information from the Fund’s managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.
To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
Telephone:  Shareholder Services
1-888-784-3863
Mail:
RidgeWorth Funds
P.O. Box 8053
Boston, MA 02266-8053
Website: www.ridgeworth.com
SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the Fund, from the EDGAR Database on the SEC’s website at http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
The RidgeWorth Funds’ Investment Company Act registration number is 811-06557.
RidgeWorth Investments is the trade name of RidgeWorth Capital Management LLC
RFPRO-IE-0915